Case 19-11984-CSS     Doc 411     Filed 10/30/19     Page 1 of 16

Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

)
In re:		)	Chapter 11
)
FRED’S, INC., et al.,[1]		)	Case No. 19-11984 (CSS)
)
	Debtors.	)	Jointly Administered
)
		)	Re: D.I. 112, 117, 225, 233, 286, 204 & 364

ORDER AUTHORIZING SALE OF THE DEBTORS’ STORE PROPERTIES FREE AND CLEAR OF ALL ENCUMBRANCES PURSUANT TO 11 U.S.C. §§ 105(a), 363(b) AND 363(f), AND FEDERAL RULE OF BANKRUPTCY PROCEDURE 6004(h)

Upon the Debtors’ Motion for an Order (I) Establishing Procedures for the Sale of the Debtors’ Real Estate Assets, (II) Authorizing the Debtors to Retain and Compensate Real Estate Brokers in Connection Therewith, (III) Approving Stalking Horse Bid Protections, (IV) Approving the Sale of the Debtors’ Real Estate Assets Free and Clear of All Encumbrances Pursuant to Section 363 of the Bankruptcy Code, and (V) Granting Related Relief [D.I. 112] (the “Motion”); the Notice of Filing of Revised Exhibits to Debtors’ Motion for an Order (I) Establishing Procedures for the Sale of the Debtors’ Real Estate Assets, (II) Authorizing the Debtors to Retain and Compensate Real Estate Brokers in Connection Therewith, (III) Approving Stalking Horse Bid Protections, (IV) Approving the Sale of the Debtors’ Real Estate Assets Free and Clear of All Encumbrances Pursuant to Section 363 of the Bankruptcy Code, and (V) Granting Related Relief [D.I. 117] (the “Revised Exhibit Notice”); the Order (I) Establishing Bid Procedures for the Sale of the Debtors’ Real Estate Assets, (II) Authorizing the Debtors to Retain and Compensate Real Estate Brokers in Connection Therewith, (III)

1

The Debtors in these Chapter 11 Cases, along with the last four digits of each Debtor’s federal tax identification number, are: Fred’s, Inc. (4010); Fred’s Stores of Tennessee, Inc. (9888); National Equipment Management and Leasing, Inc. (4296); National Pharmaceutical Network, Inc. (9687); Reeves-Sain Drug Store, Inc. (4510); Summit Properties-Jacksboro, LLC (9161); Summit Properties-Bridgeport, LLC (2200); and 505 N. Main Opp, LLC (5850). The Debtors’ address is 2001 Bryan Street, Suite 1550, Dallas, TX 75201.

1

Case 19-11984-CSS     Doc 411     Filed 10/30/19     Page 2 of 16

Approving Stalking Horse Bid Protections and (IV) Granting Related Relief [D.I. 204] (the “Sale Procedures Order”); the Notice of Bid Deadline, Auction and Sale Hearing [D.I. 221]; the Declaration of Beau Bevis in Connection with Debtors’ Motion for an Order (I) Establishing Procedures for the Sale of the Debtors’ Real Estate Assets, (II) Authorizing the Debtors to Retain and Compensate Real Estate Brokers in Connection Therewith, (III) Approving Stalking Horse Bid Protections, (IV) Approving the Sale of the Debtors’ Real Estate Assets Free and Clear of All Encumbrances Pursuant to Section 363 of the Bankruptcy Code, and (V) Granting Related Relief [D.I. 225] (the “Bevis Declaration”); the Declaration of Daniel B. Stubbs in Connection with Debtors’ Motion for an Order (I) Establishing Procedures for the Sale of the Debtors’ Real Estate Assets, (II) Authorizing the Debtors to Retain and Compensate Real Estate Brokers in Connection Therewith, (III) Approving Stalking Horse Bid Protections, (IV) Approving the Sale of the Debtors’ Real Estate Assets Free and Clear of All Encumbrances Pursuant to Section 363 of the Bankruptcy Code, and (V) Granting Related Relief [D.I. 233] (the “Stubbs Declaration”); the Debtors’ Notice of Designation of Stalking Horse Bidders [D.I. 286] (the “Stalking Horse Notice”); the Notice of Change of Auction Location and Time for Proposed Sale of Debtors’ Real estate Assets [D.I. 364]; and upon the Notice of Successful Bidders [D.I. 399]; and the Debtors having negotiated and entered into the purchase and sale agreement, together with its first amendment, attached as Exhibit 1 hereto, the (“PSA”), pursuant to which Debtor Fred’s Stores of Tennessee, Inc. (“Seller”) agreed to convey to R.A. Wilson Enterprises, LLC (“Buyer”) the assets as set forth in the PSA (the “Assets”); and this Court having jurisdiction to consider the relief requested in the Motion in accordance with 28 U.S.C. §§ 157 and 1334 and the Amended Standing Order of Reference from the United States District Court for the District of Delaware, dated as of February 29, 2012; and consideration of the Motion and the relief

2

Case 19-11984-CSS     Doc 411     Filed 10/30/19     Page 3 of 16

requested therein being a core proceeding in accordance with 28 U.S.C. § 157(b)(2); and venue being proper in this District pursuant to 28 U.S.C. §§ 1408 and 1409; and due and proper notice of the Motion being adequate and appropriate under the particular circumstances; and upon the record of any hearing being held to consider the relief requested in the Motion; and upon all proceedings had before this Court; and this Court having found and determined that the relief sought in the Motion is in the best interests of the Debtors’ estates, their creditors, and other parties in interest and that the legal and factual bases set forth in the Motion establish just cause for the relief granted herein; and any objections to the requested relief having been withdrawn or overruled on the merits; and after due deliberation and sufficient cause appearing therefor,

IT IS HEREBY FOUND AND DETERMINED THAT:

A. The findings and conclusions set forth here constitute this Court’s findings of fact and conclusions of law pursuant to Rule 7052 of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”), made applicable to this proceeding pursuant to Bankruptcy Rule 9014. To the extent that any of the following findings of fact constitute conclusions of law, they are adopted as such. To the extent that any of the following conclusions of law constitute findings of fact, they are adopted as such.

Jurisdiction and Venue

B. This Court has jurisdiction to consider the Motion and the relief requested therein pursuant to 28 U.S.C. §§ 157 and 1334. This is a core proceeding pursuant to 28 U.S.C. § 157(b). Venue is proper before this Court pursuant to 28 U.S.C. §§ 1408 and 1409. Pursuant to Rule 9013-1(f) of the Local Rules of Bankruptcy Practice and Procedure of the United States Bankruptcy Court for the District of Delaware (the “Local Rules”), the Debtors confirm their consent to the entry of a final order by this Court in connection with the Motion.

3

Case 19-11984-CSS     Doc 411     Filed 10/30/19     Page 4 of 16

C. This order (the “Sale Order”) constitutes a final and appealable order within the meaning of 28 U.S.C. § 158(a). Notwithstanding Rules 6004(h), and 7062 of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”), this Court expressly finds that there is no just reason for delay in the implementation of this Sale Order and expressly directs entry of judgment as set forth herein.

Statutory and other Legal Predicates

D. The bases for the relief requested in the Motion are sections 105, 363, 1107(a), and 1108 of the Bankruptcy Code, Rules 2002, 6004, 9007 and 9014 of the Bankruptcy Rules, and Rules 6004-1 and 9013-1(m) of the Local Rules.

Final Order

E. This Sale Order constitutes a final order within the meaning of 28 U.S.C. § 158(a). Notwithstanding Bankruptcy Rules 6004(h) and to any extent necessary under Bankruptcy Rule 9014 and Rule 54(b) of the Federal Rules of Civil Procedure, as made applicable by Bankruptcy Rule 7054, this Court expressly finds that there is no just reason for delay in the implementation of this Sale Order, and waives any applicable stay.

Notice

F. As evidenced by the affidavits of service filed with this Court, actual written notice of the Motion, the Revised Exhibit Notice, the Sale Procedures Order, the Bevis Declaration, the Stubbs Declaration, and the Stalking Horse Notice, and the transactions contemplated pursuant to the PSA, and a reasonable opportunity to object or be heard, has been afforded to all known interested entities and parties in accordance with all applicable requirements, including under Bankruptcy Code sections 102(1) and 363, Bankruptcy Rules 2002, 9007, and 9014, and Local Rules 2002-1 and 6004-1. The notices are good, sufficient and

4

Case 19-11984-CSS     Doc 411     Filed 10/30/19     Page 5 of 16

appropriate under the circumstances, and no other or further notice is or shall be required. The disclosures made by the Debtors were good, complete, and adequate.

Assets Are Property of the Estate

G. The Assets to be sold pursuant to the PSA constitute assets of the Debtors’ estates, and title thereto is vested in the Debtors within the meaning of section 541(a) of the Bankruptcy Code.

Corporate Authority

H. The Seller: (i) has full corporate power and authority to execute and deliver the PSA and all other documents contemplated thereby upon entry of the Sale Order; (ii) has all of the necessary corporate power and authority to consummate the transactions contemplated by the PSA, (iii) has taken all corporate action necessary to authorize, approve and consummate the PSA, and (iv) subject to entry of this Sale Order, needs no further consents or approvals, including any consents or approvals from any non-Debtor entities, to consummate the transactions contemplated thereby.

I. The transactions contemplated under the PSA, and execution of the PSA and consummation of the Sale will not violate any applicable law, order, rule or regulation of any governmental authority.

Business Judgment

J. The PSA, including the form and total consideration to be realized by the Debtors under the PSA and the consummation of the Sale: (i) constitutes the highest and best offer received by the Debtors for the Assets; (ii) is fair and reasonable; and (iii) is in the best interests of the Debtors, their estates, their creditors and all other parties in interest.

5

Case 19-11984-CSS     Doc 411     Filed 10/30/19     Page 6 of 16

K. The Debtors have demonstrated both (a) good, sufficient, and sound business purposes and justifications for approving the PSA, and (b) compelling circumstances for the sale outside the ordinary course of business, pursuant to Bankruptcy Code section 363(b) before, and outside of, a plan of reorganization, in that, among other things, the immediate consummation of the Sale to Buyer is necessary and appropriate to maximize the value of the Debtors’ estates, and the Sale will provide the means for the Debtors to maximize distributions to creditors.

L. The Debtors and their professionals have adequately and appropriately marketed the Assets in accordance with the Debtors’ fiduciary duties. Parties in interest and prospective purchasers were afforded a reasonable and fair opportunity to bid for the Assets. The Debtors conducted the sale process without collusion and in accordance with their business judgment.

Good Faith

M. Buyer satisfies the good-faith requirements of Bankruptcy Code section 363(m) and as such, is entitled to all of the protections afforded thereby. Specifically: (i) the Buyer recognized that the Debtors were free to deal with other parties in interest with respect to sale of the Assets; (ii) all negotiations between the Debtors and the Buyer have been at arm’s length; (iii) the Buyer is not an insider of the Debtors as that term is defined under section 101(31) of the Bankruptcy Code, or otherwise; and (iv) the requirements of Local Rule 6004-1 have been satisfied. Neither the Buyer nor the Debtors have engaged in any conduct that would prevent the application of 363(m) of the Bankruptcy Code or cause the application of, or implicate section 363(n) of the Bankruptcy Code with respect to the PSA, or to otherwise prevent the consummation of the Sale pursuant thereto. In the absence of a stay pending appeal, the Buyer will be acting in good faith within the meaning of section 363(m) of the Bankruptcy Code in closing the Sale following entry of this Sale Order.

6

Case 19-11984-CSS     Doc 411     Filed 10/30/19     Page 7 of 16

N. The sale and marketing process with respect to the Assets was sufficient and adequate under the circumstances.

O. Upon the closing of the Sale, the Assets to be sold will have been acquired by the Buyer after adequate marketing, in good faith, without collusion, and as a result of arm’s-length negotiations.

No Fraudulent Transfer or Merger

P. The consideration of $22,300,000.00 to be paid by the Buyer to the Debtors for the Assets pursuant to the PSA (the “Winning Bid”): (i) is fair and reasonable; (ii) is the highest and best bid received by the Debtors for the Assets at the auction held on October 28, 2019 and conducted by the Debtors’ advisors; and (iii) constitutes full, fair and adequate consideration and reasonably equivalent value under the Bankruptcy Code, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act, and any similar laws of any state or jurisdiction whose law is applicable to the Sale. The PSA was not entered into, and none of the Debtors or the Buyer has entered into the PSA or propose to consummate the Sale, for the purpose of escaping liability for debts of any Debtor or hindering, delaying or defrauding present or future creditors. The second highest and best bid received by the Debtors for the Assets was a bid by Dollar General Corporation for $22,000,000.00 (the “Back-Up Bid”).

Q. The Buyer shall not be deemed as a result of any action taken in connection with the purchase of the Assets to be a successor (or other such similarly situated party) to the Debtors or have, de facto or otherwise, merged with or into the Debtors. The Buyer is not acquiring or assuming any liability, warranty, or other obligation of the Debtors except as expressly set forth in the PSA with respect to Permitted Exceptions and Permitted Title Exceptions (each as defined therein).

7

Case 19-11984-CSS     Doc 411     Filed 10/30/19     Page 8 of 16

Sale Free and Clear of Encumbrances

R. Except as expressly set forth in the PSA with respect to the Permitted Exceptions and Permitted Title Exceptions (each as defined therein), the Buyer shall not have any liability or obligation for any lien, claim, encumbrance, or interest (collectively, “Encumbrances”), or other obligation of or against the Debtors, related to the Assets by reason of the transfer of the Assets to the Buyer. The consummation of the Sale pursuant to the PSA will be a legal, valid, and effective sale of the Assets to the Buyer, and will vest the Buyer with all right, title, and interest in and to the Assets, free and clear of all Encumbrances in accordance with section 363(f) of the Bankruptcy Code, because one or more of the standards set forth in sections 363(f)(1)-(5) of the Bankruptcy Code have been satisfied.

S. All parties having such Encumbrances against or in the Assets, if any, who did not object to the relief sought herein, or who withdrew their objection, are deemed to have consented pursuant to section 363(f)(2) of the Bankruptcy Code and are forever barred, estopped, and permanently enjoined from pursuing or asserting such Encumbrances against the Buyer, its affiliates or any agent of the foregoing, or any of their respective assets. All other objections to the Sale are overruled on the merits and denied. Failure to sell the Assets free and clear of Encumbrances would be substantially less beneficial to the Debtors’ estates.

T. Except for the Permitted Exceptions and Permitted Title Exceptions (each as defined in the PSA), the transfer of the Assets will not subject the Buyer to liability for claims against the Debtors for any reason of such transfer under the laws of United States, or any state, territory or possession thereof, including, without limitation, claims relating to the operation of the Debtors’ business before the date of the closing of the Sale (the “Closing Date”).

8

Case 19-11984-CSS     Doc 411     Filed 10/30/19     Page 9 of 16

Validity of Sale

U. The consummation of the Sale is legal, valid, and properly authorized under all applicable provisions of the Bankruptcy Code, including, without limitation Bankruptcy Code sections 105(a), 363(b), 363(f) and 363(m) and all of the applicable requirements of such sections have been complied with in respect of the transaction. The Sale does not constitute a sub rosa or de facto chapter 11 plan for which approval has not been sought without the protections that a disclosure statement would afford.

NOW, THEREFORE, IT IS HEREBY ORDERED, ADJUDGED, AND DECREED THAT:

1. The Motion is GRANTED, as set forth herein. Any and all objections to the Motion or the relief requested therein that have not been withdrawn, waived, or settled, and any reservations of rights included therein, are hereby overruled on the merits.

2. The PSA, in the form attached as Exhibit 1 hereto, and all other ancillary documents, and all of the terms and conditions thereof, are hereby approved, and the Debtors are authorized to sell the Assets to the Buyer consistent with the terms and conditions set forth therein.

3. The Back-Up Bid submitted by Dollar General Corporation (the “Back-Up Bidder”) shall remain open until the earlier of the Closing or November 18, 2019 (the “Back-Up Bid Deadline”). If the Closing does not occur on or before the Back-Up Bid Deadline, the Back-Up Bid shall be deemed to be the winning bid for the Assets without further order of the Court, and the Seller and Buyer shall consummate the Sale in accordance with the terms of the asset-purchase agreement submitted by the Back-Up Bidder, provided, however, if the Closing does not occur on or before the Back-Up Bid Deadline through the fault of Seller, and Buyer affirms

9

Case 19-11984-CSS     Doc 411     Filed 10/30/19     Page 10 of 16

that it is still willing and committed to close, then Seller shall remain obligated to close with Buyer, and the Back-Up Bid will continue to remain open past the Back-Up Bid Deadline only if and to the extent the Back-Up Bidder agrees.

4. Pursuant to sections 105(a), 363(b), and 363(f), 1107(a), and 1108 of the Bankruptcy Code, Bankruptcy Rules 2002, 6004, 9007 and 9014, and Local Rules 6004-1 and 9013-1(m), the Sale is approved, and the Debtors are authorized to take any and all actions necessary and appropriate to consummate and effectuate the Sale in consideration for purchase price of $22,300,000.00.

5. The transfer of the Assets by the Seller to the Buyer is a legal, valid and effective transfer of good and marketable title to the Assets, and shall vest the Buyer with all right, title and interest of the Debtors in the Assets pursuant to section 363(f) of the Bankruptcy Code, free and clear of any and all Encumbrances, and any and all rights and claims under any bulk transfer statutes and related laws, whether arising by agreement, statute or otherwise and whether arising before or after the commencement of the Debtors’ chapter 11 cases (the “Chapter 11 Cases”), whether known or unknown, including liens of any of the creditors, vendors, employers, suppliers or lessors of the Debtors or any other third party. Any and all such Encumbrances shall attach to the net proceeds of the sale, with the same priority, validity, force and effect as they now have against the assets comprising the Assets, and all such net proceeds shall be deposited into the Debtors’ “Collection Account” under, and as defined, in this Court’s final DIP financing order entered on October 17, 2019 [D.I. 338].

6. The sale of the Assets pursuant to this Sale Order shall be binding upon the Seller and the other Debtors, the Buyer, all creditors, all persons having or asserting any Encumbrance in or against the Seller or the Assets, all parties to any actions or proceedings that directly or

10

Case 19-11984-CSS     Doc 411     Filed 10/30/19     Page 11 of 16

indirectly contest the power or authority of the Seller to sell, assign, and convey the Assets or that seek to enjoin any such sale, assignment, or conveyance, and all other parties in interest.

7. Except for Permitted Exceptions and Permitted Title Exceptions (each as defined in the PSA), all persons and entities, including, but not limited to, all debt security holders, equity security holders, governmental, tax and regulatory authorities, lenders, trade and other creditors holding liens, claims, encumbrances or interest against or in the Debtors or the Assets (whether legal or equitable, secured or unsecured, matured or unmatured, contingent or non-contingent) arising under or out of, in connection with, or in any way relating to, the Assets, the operation of the Debtors’ business prior to the Closing, or the sale of the Assets to Buyer hereby are forever barred, estopped and permanently enjoined from asserting against the Buyer or its respective successors or assigns, its property or the Assets, such respective liens, claims, encumbrances or interests.

8. Notwithstanding anything to the contrary in the preceding paragraph 7 or this Sale Order, with respect to property located in the State of Texas, such property shall be sold subject to any lien for the unpaid 2019 county and municipal ad valorem taxes. Those taxes (if any) may be paid at closing, but if not so paid, shall be paid timely pursuant to applicable non-bankruptcy law by the Buyer in the ordinary course of business. If those taxes become delinquent, the applicable local taxing authority may pursue collection “in rem” against the property for all amounts owed with respect to the 2019 taxes, and any penalties or interest thereon which may arise.

9. The contemplated sale of the Assets has been undertaken by the Buyer and the Seller at arm’s-length and without collusion, and the Buyer will acquire the Assets pursuant to the PSA in good faith under section 363(m) of the Bankruptcy Code, and is and shall be entitled

11

Case 19-11984-CSS     Doc 411     Filed 10/30/19     Page 12 of 16

to all of the protections in accordance therewith. The consideration provided by the Buyer for the Assets under the PSA is fair and reasonable and shall be deemed for all purposes to constitute reasonably equivalent value under the Bankruptcy Code or any other applicable law, and the transactions contemplated thereunder may not be avoided, or costs or damages imposed or awarded, under section 363(n) or any other provision of the Bankruptcy Code.

10. This Sale Order and all provisions of the PSA shall be binding upon any successors and assigns of the Debtors, including, without limitation, any trustee appointed for any of the Debtors in their Chapter 11 Cases or in any superseding proceedings under chapter 7 of the Bankruptcy Code.

11. The PSA may be modified, amended or supplemented by the parties thereto, in a writing signed by such parties and in accordance with the terms thereof, without further order of the Court, provided that any such modification, amendment or supplement does not have a material adverse effect on the Debtors or their estates.

12. From and after the date hereof, the Debtors shall act in accordance with the terms of the PSA, and the Seller, if it already has not done so, shall execute PSA at or prior to Closing.

13. To the extent an inconsistency exists between the provisions of the PSA and this Sale Order, the provisions contained herein shall govern. The failure to specifically include provisions of the PSA in this Sale Order does not diminish or impair the effectiveness of such provisions, it being the intent of the Court that the PSA be authorized and approved in its entirety.

14. Without limiting in any manner the effect of the other provisions of this Sale Order, any person or entity that has filed financing statements, mortgages, mechanics’ liens, lis pendens or other documents evidencing or otherwise asserting an Encumbrance against the

12

Case 19-11984-CSS     Doc 411     Filed 10/30/19     Page 13 of 16

Assets shall be, and hereby is, directed to deliver to the Seller prior to Closing, in proper form for filing after Closing, and executed by the appropriate parties, termination statements, instruments of satisfaction, mortgage or deed of trust releases, or similar instruments as appropriate to cause the release of any such Encumbrance, and in the event any such person or entity fails to comply with the direction set forth in this paragraph, then, at the option of the Buyer, the Buyer either may seek to have such person or entity held in contempt of this Court or shall be hereby authorized, without the requirement of any further action (including order of this Court), either to execute and file or record such statements, instruments, releases and other documents on behalf of such person or entity releasing such asserted Encumbrances in, to or against the Assets, or to file, register or otherwise record a certified copy of this Sale Order, which shall constitute conclusive evidence of the termination or release of any such Encumbrance in, to, or against the Assets.

15. Consistent with, but not in limitation of, the foregoing, each and every federal, state and local government agency or department is hereby directed to accept this Sale Order and any and all other documents and instruments necessary and appropriate to consummate the sale of the Assets.

16. All persons or entities in possession of some or all of the Assets on the date of Closing are hereby directed to surrender possession of those Assets to the Buyer at Closing.

17. Without limiting the generality of the other provisions of this Sale Order, and to the extent provided by federal law, the Buyer under no circumstances shall be deemed to be a successor of the Seller (and the Buyer expressly has disclaimed any such liability with respect to the Seller). Accordingly, the Buyer shall have no successor or vicarious liability of any kind with respect to the Seller or the Assets, and all persons and entities shall be hereby enjoined from

13

Case 19-11984-CSS     Doc 411     Filed 10/30/19     Page 14 of 16

asserting any such claims against the Buyer. The Buyer and its affiliates shall have no liability of whatever nature or kind for any potential liability for a claim that the transactions contemplated by the PSA constitute a fraudulent conveyance, fraudulent transfer or similar claim.

18. Except for Permitted Exceptions and Permitted Title Exceptions (each as defined in the PSA), the Buyer shall have no liability arising under or related to any of the Assets arising prior to the Closing Date. The Buyer and its employees, officers, directors, advisors, owners, successors and assigns shall not be liable for any claims against the Debtors and shall have no successor or vicarious liabilities of any kind, including, but not limited to, any theory of antitrust, environmental, successor or transfer liability, labor law, de facto merger or substantial continuity, with respect to the Debtors or any obligations of the Debtors arising prior to the Closing, including, but not limited to, liabilities on account of any taxes arising, accruing or payable under, out of, in connection with, or in any way relating to the operation of any of the Assets or the Debtors prior to the Closing. Effective upon the Closing, all persons or entities are forever prohibited and permanently enjoined from commencing or continuing any action against the Buyer or the Assets with respect to any: (i) Encumbrances (other than Permitted Exceptions and Permitted Title Exceptions, each as defined in the PSA) relating to the Debtors, the Buyer, the Assets or the operation of the Assets prior to the Closing Date; or (ii) successor or vicarious liability with respect to the Assets or the Debtors.

19. Nothing in this Sale Order or the PSA releases, nullifies, precludes or enjoins the enforcement of any liability to a governmental unit under police and regulatory statutes or regulations that any entity would be subject to as the owner or operator of property after the date of Closing.

14

Case 19-11984-CSS     Doc 411     Filed 10/30/19     Page 15 of 16

20. Nothing contained in any chapter 11 plan confirmed in the Debtors’ Chapter 11 Cases, the confirmation order confirming any such chapter 11 plan, any order approving the wind down or dismissal of the Chapter 11 Cases, or any order entered upon the conversion of the Chapter 11 Cases to one or more cases under Chapter 7 of the Bankruptcy Code or otherwise shall conflict with or derogate from the provisions of the PSA or this Sale Order. In the event there is a conflict between the terms of any subsequent Chapter 11 plan or any order to be entered in these cases (including any order entered after conversion of these cases to cases under Chapter 7 of the Bankruptcy Code), the terms of this Sale Order shall control.

21. At Closing, the Seller is hereby authorized and directed to pay the Brokers (as defined in the Sale Procedures Order) any fee or commission due and owing to it from the Proceeds of the Sale pursuant to the terms of the Sale Procedures Order.

22. The transactions contemplated by the PSA are undertaken without collusion and in good faith, as that term is used in section 363(m) of the Bankruptcy Code, and accordingly, the reversal or modification on appeal of the authorization provided herein to consummate the Sale shall not affect the validity of the Sale to the Buyer, unless such authorization and consummation of the Sale are duly stayed pending appeal.

23. No bulk transfer statutes or related laws or any similar law of any state or other jurisdiction apply in any way to the Sale.

24. The transactions authorized herein shall be of full force and effect, regardless of any Debtor’s lack of good standing in any jurisdiction in which such Debtor is formed or authorized to transact business

25. The automatic stay pursuant to Bankruptcy Code section 362 is hereby modified, lifted, and annulled with respect to the Debtors and Buyer to the extent necessary, without further

15

Case 19-11984-CSS     Doc 411     Filed 10/30/19     Page 16 of 16

order of this Court, to (a) allow Buyer to deliver any notice provided for in the PSA, and (b) allow Buyer to take any and all actions permitted under the PSA or this Sale Order.

26. This Sale Order shall take effect immediately upon entry and shall not be stayed pursuant to Bankruptcy Rules 6004(h), 7062 or otherwise. The Seller and the Buyer are authorized to close the transactions contemplated under the PSA immediately upon entry of this Sale Order.

27. This Court shall retain jurisdiction to interpret, implement and enforce the terms and provisions of this Sale Order, the PSA, all amendments thereto, and any waivers and consents thereunder, and each other document or agreement executed in connection therewith.

/s/ Christopher S. Sontchi
Dated: October 30th, 2019 Wilmington, Delaware	CHRISTOPHER S. SONTCHI UNITED STATES BANKRUPTCY JUDGE

16

Case 19-11984-CSS     Doc 411-1     Filed 10/30/19     Page 1 of 36

Exhibit 1 to Sale Order

PSA

17

DocuSign Envelope ID: B47FAA5C-286C-41E2-9D83-2AA3FC404888

Case 19-11984-CSS     Doc 411-1     Filed 10/30/19     Page 2 of 36

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (“Amendment”) is entered by and between R.A. Wilson Enterprises, Inc., an Arkansas corporation (“Buyer”), and Fred’s Stores of Tennessee, Inc., a Delaware corporation (“Seller”).

RECITALS

A. Seller and Buyer entered into that certain Purchase and Sale Agreement dated as of October 8, 2019 (the “Agreement”), with respect to the purchase and sale of that certain Property described therein.

B. The parties agree to amend the Agreement as hereinafter set forth.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agrees as follows:

1. Terms. The foregoing recitals are true and correct and are incorporated herein by reference. Unless otherwise expressly defined herein, capitalized terms used herein shall have the meanings set forth in the Agreement.

2. Effective Date. This Amendment will be effective at the time of the last party to sign this Amendment between Seller and Buyer.

3. Purchase Price. Section 2(a) of the Agreement is hereby amended to delete the sum of Nine Million Five Hundred Thousand Dollars ($9,500,000) as the purchase price and substitute in lieu thereof the sum of Twenty-Two Million Three Hundred Thousand Dollars ($22,300,000) as the amended Purchase Price.

4. Exhibit A. Exhibit A as attached to the Agreement is hereby deleted in its entirety, and replaced with the Exhibit A as attached to this Amendment.

5. Conflict. In the case of any conflict between the terms of this Amendment and the provisions of the Agreement, the terms of this Amendment shall control.

6. Ratification. Subject to approval of the Bankruptcy Court, all terms and provisions of the Agreement, except as specifically modified herein, are hereby ratified and confirmed and shall remain in full force and effect.

7. Governing Law. The terms and provisions of this Amendment shall be governed by and construed in accordance with the same governing law provisions as set forth in Section 15 of the Agreement.

1

4850-4586-4875.2

DocuSign Envelope ID: B47FAA5C-286C-41E2-9D83-2AA3FC404888

Case 19-11984-CSS     Doc 411-1     Filed 10/30/19     Page 3 of 36

8. Successors and Assigns. This Amendment shall be binding on and shall inure to the benefit of the parties hereto and their respective successors and assigns.

9. Counterparts; Facsimile. This Amendment may be executed in any number of counterparts. Each of such counterparts shall, for all purposes, be deemed to be an original, and all such counterparts shall together constitute one and the same agreement. This Amendment may be executed by facsimile or e-mail of a PDF file, which shall have the same force and effect as original signatures.

[signature on following page]

4850-4586-4875.2

DocuSign Envelope ID: B47FAA5C-286C-41E2-9D83-2AA3FC404888

Case 19-11984-CSS     Doc 411-1     Filed 10/30/19     Page 4 of 36

IN WITNESS WHEREOF, the parties have executed this Amendment.

SELLER:		BUYER:

Fred’s Stores of Tennessee, Inc.		R.A. Wilson Enterprises, LLC

By:	/s/ Joe Anto	By:	/s/ R.A. Wilson
	Its Chief Executive Officer		Its Duly Authorized Officer

Date:	October 29, 2019	Date:	October 29, 2019

4850-4586-4875.2

Case 19-11984-CSS     Doc 411-1     Filed 10/30/19     Page 5 of 36

Exhibit A

Property Information

STREET ADDRESS	CITY	STATE	ZIP CODE
13210 N WINTZELL AVE	BAYOU LA BATRE	AL	36509
24 CAMDEN BYP	CAMDEN **	AL	36726
17916 HIGHWAY 280	DADEVILLE	AL	36853
2146 S OATES ST	DOTHAN	AL	36301
505NORTH MAIN STREET	OPP **	AL	36467
1302 HIGHWAY 64 E	AUGUSTA	AR	72006
611 HIGHWAY 65 S	DUMAS	AR	71639
1301 N ILLINOIS ST	HARRISBURG	AR	72432
6027 HIGHWAY 67	HASKELL **	AR	72015
110 N MAIN ST	MALVERN	AR	72104
103 DAWSON ST	MARKED TREE	AR	72365
601 N ST JOSEPH	MORRILTON	AR	72110
614 S MAIN ST	NASHVILLE	AR	71852
1705 MALCOLM AVE	NEWPORT	AR	72112
1324 W KEISER AVE	OSCEOLA	AR	72370
303 E MAIN ST	PIGGOTT	AR	72454
2809 S CAMDEN RD	PINE BLUFF	AR	71603
624 S ROCK ST	SHERIDAN	AR	72150
1110 E ANTIGO ST	STAMPS	AR	71860
606 E BROADWAY ST	WEST MEMPHIS	AR	72301
320 HIGHWAY 14 S	YELLVILLE	AR	72687
1718 S WAUKESHA ST	BONIFAY	FL	32425
726 N DOWNING	GLENNVILLE	GA	30427
204 E KELLY ST	SYLVESTER	GA	31791
603 E WASHINGTON ST	HAYTI	MO	63851
107 N MERIDIAN ST	ABERDEEN	MS	39730
441 N 4TH ST	BALDWYN	MS	38824
475 HIGHWAY 6 E	BATESV1LLE	MS	38606
504 N 2ND ST	BOONEVILLE	MS	38829
229 N UNION ST	CANTON	MS	39046
300 S PEARL ST	CARTHAGE	MS	39051
456 HIGHWAY 24 E	CENTREV1LLE	MS	39631
236 DESOTO AVE	CLARKSDALE	MS	38614
520 CENTRAL AVE	COLDWATER	MS	38618
1960 VETERANS MEMORIAL BLVD	EUPORA	MS	39744
237 WOODLAND DR	FOREST	MS	39074

4850-4586-4875.2

Case 19-11984-CSS     Doc 411-1     Filed 10/30/19     Page 6 of 36

813 W PARK AVE	GREENWOOD	MS	38930
148 W VAN DORN AVE	HOLLY SPRINGS	MS	38635
1618 DELAWARE AVE	MCCOMB	MS	39648
126 MAIN ST W	NEW ALBANY	MS	38652
7105 HIGHWAY 305 N	OLIVE BRANCH	MS	38654
109 DUNCAN ST	WATER VALLEY	MS	38965
515 E MAIN ST	WEST POINT	MS	39773
603 MIDDLETON RD	WINONA	MS	38967
1528 S LAFAYETTE ST	SHELBY	NC	28152
2404 WEST BLVD	CHESTERFIELD	SC	29709
518 E GREER ST	HONEA PATH	SC	29654
1755 DECHERD BLVD	DECHERD	TN	37324
2549 N CENTRAL AVE	HUMBOLDT	TN	38343
230 E GAY ST	LEBANON	TN	37087
16280 HWY 64	SOMERVILLE	TN	38068
2045 HWY 45 BYPASS	TRENTON	TN	38382
1405 S HOME ST	UNION CITY	TN	38261
218 WATSON BLVD	DAINGERFIELD	TX	75638
1000 S MAIN ST	MC GREGOR	TX	76657
103 4TH AVE.	EASTMAN	GA	31023

**	There is a lease agreement with respect to these properties.

4850-4586-4875.2

DocuSign Envelope ID: 190D9D78-EA02-4B8F-ADBC-6703FD7559F2

Case 19-11984-CSS     Doc 411-1     Filed 10/30/19     Page 7 of 36

PURCHASE AND SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT (this “Agreement”) dated as of the date the last of Seller or Buyer to this Agreement executes the same (the “Effective Date”), by and between FRED’S STORES OF TENNESSEE, INC., a Delaware corporation (the “Seller”), and R.A. WILSON ENTERPRISES, INC., an Arkansas corporation (the “Buyer”).

WHEREAS, on September 9, 2019 (the “Petition Date”), Seller and its affiliates (the “Debtors”) filed voluntary petitions for relief under the chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), commencing cases (the “Chapter 11 Cases”) which are being jointly administered under the caption In re Fred’s Inc., No. 19-11984 (CSS); and

WHEREAS, Seller is continuing to manage its properties and operate its business as a debtor-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with applicable provisions of the Bankruptcy Code; and

WHEREAS, Seller’s ability to consummate the transactions set forth in this Agreement is subject to the Order (I) Establishing Procedures for the Sale of Debtors’ Real Estate Assets, (II) Authorizing the Debtors to Retain and Compensate Real Estate Brokers in Connection Therewith, (III) Approving Stalking Horse Bid Protections and (IV) Granted Related Relief dated December 27, 2019 (“Bidding Procedures Order”), entered by the Bankruptcy Court, entry of a final order approving any transaction (as contemplated in the Bidding Procedures Order) (a “Sale Order”) and the requirements generally applicable to Bankruptcy debtors, including debtors’ obligations to consider higher or better offers (the Bidding Procedures Order, the Sale Order and operation of applicable U.S. Bankruptcy law collectively, hereinafter “Bankruptcy Requirements”; and

WHEREAS, Buyer desires to purchase the Property (as defined below) from Seller, and Seller desires to sell, convey, and transfer to Buyer the Property in a sale authorized by the Bankruptcy Court pursuant to, inter alia, sections 105 and 363 of the Bankruptcy Code, all on the terms and subject to the conditions set forth in this Agreement and the Bidding Procedures Order and any additional terms that may be included in a Sale Order; and

WHEREAS, the Property shall be conveyed to Buyer pursuant to the Sale Order free and clear of liens, claims, interests, or encumbrances (collectively, the “Interests”), pursuant to Sections 105 and 363 of the Bankruptcy Code, and Rules 6004 and 6006 of the Federal Rules of Bankruptcy Procedure, all in the manner and subject to the terms and conditions set forth in this Agreement and the Sale Order and in accordance with other applicable provisions of the Bankruptcy Code and the Federal Rules of Bankruptcy Procedure and the Local Rules of Bankruptcy Practice and Procedure of the United States Bankruptcy Court for the District of Delaware.

NOW THEREFORE, Buyer and Seller hereby agree as set forth below:

PSA (Bulk Stores)

DocuSign Envelope ID: 190D9D78-EA02-4B8F-ADBC-6703FD7559F2

Case 19-11984-CSS     Doc 411-1     Filed 10/30/19     Page 8 of 36

1. SALE AND PURCHASE.

Subject to the Bankruptcy Requirements, Seller agrees to sell, assign, transfer and convey to Buyer, and the Buyer agrees to purchase from Seller all of Seller’s right, title and interest in and to the following:

(a) Those certain tracts or parcels of land described on Exhibit “A” attached hereto and by this reference made a part hereof; and

(b) All of Seller’s right, title and interest in and to any improvements, appurtenances, rights, easements, rights-of-way, tenements and hereditaments incident thereto (but excluding personal property, including, without limitation, inventory, fixtures, furniture and equipment) and to all strips and any land lying in the bed of any street, if any.

The property described in subsections 1(a) and 1(b) is collectively referred to herein as the “Property.”

2. PURCHASE PRICE AND PAYMENT.

(a) In consideration of the conveyance of the Property to Buyer, Buyer shall pay to Seller the sum of Nine Million Five Hundred Thousand and No/100 Dollars ($9,500,000.00) (the “Purchase Price”).

(b) At or before Closing, Seller and Buyer will allocate the Purchase Price in accordance with the provisions of section 1060 of the Internal Revenue Code. Not less than ten (10) days prior to Closing, Buyer shall deliver to Seller Buyer’s determination of the allocation of the Purchase Price. Unless Seller, not less than five (5) days prior to Closing objects in writing showing its rationale with detailed, valid valuation principles for why said allocation is improper, Seller shall be deemed to have agreed to Buyer’s allocation. Notwithstanding the foregoing, the allocations contemplated by this Section 2(b) shall not be binding on Seller or any third party for any other purpose, including, without limitation, the Bankruptcy Requirements.

(c) Within one (1) business day of the Effective Date, Buyer shall pay to First American Title Insurance Company (the “Escrow Agent” or “Title Company”), by wire transfer pursuant to the wiring instructions on Exhibit “B” attached hereto and by this reference made a part hereof, the sum of Nine Hundred Fifty Thousand and No/100 Dollars ($950,000.00) as an earnest money deposit, amounting to 10% of the Purchase Price. Such sum, together with any interest earned thereon and any additions thereto are hereinafter collectively referred to as the “Deposit.” The Escrow Agent may, if possible, but shall not be required to, invest such sum in interest bearing obligations of a national bank or banking association in the area in which Escrow Agent is located. The Deposit shall not become property of the Debtors absent a further order of the Bankruptcy Court that Buyer is not entitled to a return of its deposit, provided, however, that the Deposit shall be applied as a credit to Buyer against the Purchase Price in the event the sale contemplated hereby is consummated. Buyer agrees to sign all forms required in connection with Escrow Agent’s holding and investing the Deposit, such as IRS and bank account forms and reports, and for such purposes the Deposit shall be considered the property of Buyer until such

PSA (Bulk Stores)

DocuSign Envelope ID: 190D9D78-EA02-4B8F-ADBC-6703FD7559F2

Case 19-11984-CSS     Doc 411-1     Filed 10/30/19     Page 9 of 36

time as Escrow Agent disburses the Deposit to another party. The preceding sentence shall not change in any way the other provisions in this Agreement concerning Escrow Agent’s holding and disbursing the Deposit.

(d) Notwithstanding anything to the contrary contained herein, One Hundred Dollars ($100.00) of the Deposit (the “Independent Consideration”) is non-refundable to Buyer upon deposit with the Escrow Agent, is fully earned by Seller for entering into this Agreement, and shall be paid to Seller at Closing (as defined below) or the earlier termination of this Agreement. The Independent Consideration shall be applied against the Purchase Price at Closing, if any.

(e) The Purchase Price (less credit for the Deposit which shall be paid to Seller at Closing, and any adjustments for any pro-rations and expenses as provided in this Agreement) shall be paid by wire transfer to Seller at Closing.

3. PROPERTY CONVEYED “AS IS.”

OTHER THAN AS EXPRESSLY STATED TO THE CONTRARY IN THIS AGREEMENT, IT IS UNDERSTOOD AND AGREED THAT SELLER DISCLAIMS ALL WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OR REPRESENTATIONS AS TO MATTERS OF TITLE, ZONING, TAX CONSEQUENCES, PHYSICAL OR ENVIRONMENTAL CONDITIONS, AVAILABILITY OF ACCESS, INGRESS OR EGRESS, PROPERTY VALUE, OPERATING HISTORY, GOVERNMENTAL APPROVALS, GOVERNMENTAL REGULATIONS OR ANY OTHER MATTER OR THING RELATING TO OR AFFECTING THE PROPERTY. BUYER AGREES THAT WITH RESPECT TO THE PROPERTY, BUYER HAS NOT RELIED UPON AND WILL NOT RELY UPON, EITHER DIRECTLY OR INDIRECTLY, ANY REPRESENTATION OR WARRANTY OF SELLER OR OF SELLER’S BROKERS, AGENTS OR EMPLOYEES. BUYER REPRESENTS THAT IT IS A KNOWLEDGEABLE BUYER OF REAL ESTATE AND THAT IT IS RELYING SOLELY ON ITS OWN EXPERTISE AND THAT OF BUYER’S CONSULTANTS, AND THAT BUYER WILL CONDUCT SUCH INSPECTIONS AND INVESTIGATIONS OF THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AND SHALL RELY UPON SAME, AND, UPON CLOSING, SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING, BUT NOT LIMITED TO, ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY BUYER’S INSPECTIONS AND INVESTIGATIONS. BUYER ACKNOWLEDGES AND AGREES THAT UPON CLOSING, SELLER SHALL SELL AND CONVEY TO BUYER AND BUYER SHALL ACCEPT THE PROPERTY “AS IS, WHERE IS”, WITH ALL FAULTS, AND THERE ARE NO ORAL AGREEMENTS, WARRANTIES OR REPRESENTATIONS COLLATERAL TO OR AFFECTING THE PROPERTY BY SELLER OR ANY THIRD PARTY. THE TERMS AND CONDITIONS OF THIS SECTION 3 SHALL EXPRESSLY SURVIVE THE CLOSING.

PSA (Bulk Stores)

DocuSign Envelope ID: 190D9D78-EA02-4B8F-ADBC-6703FD7559F2

Case 19-11984-CSS     Doc 411-1     Filed 10/30/19     Page 10 of 36

4. SURVEYS.

The Property is being sold AS IS with all faults. Buyer, at Buyer’s expense, may have the Property surveyed and certified by a registered land surveyor in accordance with applicable statutes. Buyer shall, if surveys are obtained, deliver originals thereof to Seller and to the Title Company prior to Closing that shall be certified to Seller at Seller’s request.

5. TITLE.

Subject to the Bankruptcy Requirements, Seller shall convey title to the Property by special warranty deed subject to (i) current ad valorem taxes and assessments, (ii) zoning and other ordinances affecting the Property, (iii) all matters which would be shown by a current accurate survey and inspection of the Property, (iv) those certain lease agreements between Seller, as landlord, and certain tenants affecting the portion of the Property indicated on Exhibit A (collectively, the “Lease”), and (v) all matters of record (the foregoing items (i) – (v) being hereinafter referred to collectively as the “Permitted Title Exceptions”)). Subject to the Sale Order, with the exception of the Permitted Title Exceptions, title to the Property shall be good and marketable and such as will be insured by the Title Company at its regular rates for regular risks pursuant to the standard stipulations and conditions of an ALTA policy of owner’s title insurance. Prior to Closing, Buyer shall obtain from the Title Company and deliver to Seller owner’s title insurance commitments for the Property and may notify Seller in writing of any valid objections to the Permitted Title Exceptions. In the event Buyer does not notify Seller of any unacceptable defects in the Permitted Title Exceptions, Buyer shall have waived the right to object to same, and shall have agreed to accept title subject to the Permitted Title Exceptions. In the event Buyer notifies Seller of any defects to the Permitted Title Exceptions, Seller shall notify Buyer as to which title defects Seller shall cure or refuse to cure; provided, in no event shall Seller be obligated to cure any such defects. If Seller fails to give Buyer written notice as to which title defects Seller shall cure or refuse to cure, Seller shall be deemed to have refused to cure such title defects. Buyer shall have one business day from receipt (or deemed receipt) of Seller’s notice in which to elect to accept the Property subject to such matters without deduction from the Purchase Price, or to decline to accept the Property in which event the Deposit (less the Independent Consideration) shall be returned to Buyer, and this Agreement shall terminate, and the parties shall have no further obligations hereunder, except as to matters which expressly survive as set forth in this Agreement. If Buyer fails to give Seller written notice of Buyer’s election by the end of said one (1) business day period, then Buyer shall be deemed to have elected to accept the Property subject to the Permitted Title Exceptions without deduction from the Purchase Price. If Seller satisfies all such title defects that Seller has agreed to satisfy prior to Closing, then the transaction contemplated hereby shall be closed in accordance with its terms. If Seller does not satisfy all such title defects that Seller has agreed to satisfy on or before the Closing, then Buyer shall have the right to elect on or before the date of Closing either: (i) not to close the transaction contemplated hereby in which event the Deposit (less the Independent Consideration) shall be refunded to Buyer, this Agreement shall terminate, and the parties shall have no further obligations hereunder, except as to matters which expressly survive as set forth in this Agreement, or (ii) to close the transaction contemplated hereby without regard to such unsatisfied defects and encumbrances, in which event the transaction contemplated hereby shall be closed in accordance with its terms, without a reduction in Purchase Price. The provisions of this Section 5 shall survive the Closing.

PSA (Bulk Stores)

DocuSign Envelope ID: 190D9D78-EA02-4B8F-ADBC-6703FD7559F2

Case 19-11984-CSS     Doc 411-1     Filed 10/30/19     Page 11 of 36

6. COVENANTS AND CONDITIONS OF SETTLEMENT.

On the date of Closing, Seller shall execute and deliver a special warranty deed for each portion of the Property (collectively, the “Deeds”) to Buyer in the general form attached hereto as Exhibit “C”. Seller and/or Buyer shall execute one or more closing statements, a FIRPTA certificate, a Seller’s Affidavit in the general form attached hereto as Exhibit “D”, an assignment and assumption of lease substantially in the form attached hereto as Exhibit “E”, and such other documents as may be reasonably required to complete Closing and accomplish transfer of the Property to Buyer hereunder.

7. FURTHER ENCUMBRANCES.

Seller hereby covenants and agrees that from and after the Effective Date until the earlier of the termination of this Agreement or the date of Closing, that Seller shall not, without the prior written consent of Buyer (not to be unreasonably withheld, conditioned or delayed), grant or otherwise voluntarily create or consent to the creation of any easement, restriction, lien or encumbrances affecting the Property.

8. CLOSING AND CLOSING DATE.

Subject to the Sale Order and Section 36 of this Agreement, the consummation of this sale by Seller and the purchase by Buyer of the Property (the “Closing”) shall be held on or before 5:00 p.m. Eastern Standard Time on or before November 15, 2019, at a time and place selected by the parties (the “Closing Date”), but if none is selected in escrow with the Escrow Agent.

9. APPORTIONMENTS.

Except as otherwise set forth below, Buyer shall be responsible for the payment of any title clearance costs. Seller shall be responsible for the payment of all ad valorem taxes and assessments applicable to the Property as of the Closing Date, except to the extent such taxes are paid directly by the tenant to the taxing authority under the Lease. If after Closing any city, county, or state level taxing authority issues or remits to Buyer any refunds, repayments of taxes, or corrected tax billings that reduce the tax obligation for any periods of time that the Property was under the ownership and control of Seller and for which Seller has paid or been charged for the taxes, Buyer shall remit or refund those monies back to Seller for its pro-rated period of ownership. Buyer shall cooperate with Seller by providing to Seller any documentation or evidence of such tax reductions or other reasonably requested materials that Buyer has in its records or receives.

Collected rents, revenues and other income (collectively, “Rents”) shall be prorated such that: (i) Seller will be entitled to retain any Rents accruing for the period prior to the Closing Date; and (ii) Buyer will receive a credit for all Rents for the month of Closing from and after the Closing Date. For Rents received after the Closing by either Seller or Buyer for the month in which the Closing Date occurs, the receiving party agrees to promptly remit to the other party its share of such Rents as set forth in the preceding sentence. Prepaid Rents received by Seller as of the Closing Date shall be credited to Buyer at Closing. In the event any delinquent Rents (Rents due prior to

PSA (Bulk Stores)

DocuSign Envelope ID: 190D9D78-EA02-4B8F-ADBC-6703FD7559F2

Case 19-11984-CSS     Doc 411-1     Filed 10/30/19     Page 12 of 36

the month in which the Closing Date occurs but has not been made as of the Closing Date) are collected by either Seller or Buyer from the tenant under the Leases after Closing, Buyer will: (i) first apply any such amounts against the amounts then due Buyer relating to the period accruing during and after the months in which the Closing occurred and, then (ii) remit to Seller the balance, if any, owed Seller for any period prior to the month in which the Closing occurred.

The provisions of this Section 9 shall survive the Closing.

10. CLOSING COSTS.

Seller shall pay Seller’s attorneys’ fees and its pro-rata share of ad valorem taxes and assessments (as described in Section 9). Buyer shall pay the cost of Buyer’s inspections, the cost to record the Deeds and any state transfer tax associated with recording the Deeds, any other recording fees for the sale or Buyer’s loan, any sales taxes, the cost of the surveys (if any), the title examination costs, the owner’s and lender’s title insurance premiums and the cost of any endorsement to the title policies, any charges for the Escrow Agent, Buyer’s attorneys’ fees, and any other charges incurred by Buyer. The provisions of this Section 10 shall survive the Closing.

11. BROKERS.

(a) Seller has employed and/or dealt with ARC Realty, LLC (the “Seller’s Broker”) in connection with this transaction. At Closing, if and only if this transaction is consummated, Seller shall pay the Seller’s Broker a commission of four percent (4%) of the Purchase Price.

(b) Seller and Buyer each warrant and represent to the other that, with the exception of the Seller’s Broker identified herein or identified as set forth above, such party has not employed or dealt with a real estate broker or agent in connection with the transaction contemplated hereby. Seller and Buyer covenant and agree, each to the other, to indemnify the other against any loss, liability, costs, claims, demands, damages, actions causes of action, and suits arising out of or in any manner related to the alleged employment or use by the indemnifying party of any real estate broker or agent other than the Seller’s Broker identified herein.

This Section 11 shall survive the Closing and any termination of this Agreement.

12. REMEDIES

Subject to the Bankruptcy Requirements, in the event that Seller fails to comply with or perform any of the covenants, agreements or obligations to be performed by Seller under the terms and provisions of this Agreement, then the Buyer shall be entitled to elect, as its sole and exclusive remedy (i) to terminate this Agreement, upon which the Deposit shall be refunded to Buyer, and the parties shall have no further rights hereunder, except as to matters which expressly survive as set forth in this Agreement or (ii) to seek specific performance of this Agreement, provided any action for specific performance is brought within sixty (60) days of the alleged default. Buyer waives any and all other remedies it may have in law and/or in equity. Under no circumstances shall Buyer be entitled to sue Seller or any of Seller’s principals, officers, partners or members for

PSA (Bulk Stores)

DocuSign Envelope ID: 190D9D78-EA02-4B8F-ADBC-6703FD7559F2

Case 19-11984-CSS     Doc 411-1     Filed 10/30/19     Page 13 of 36

damages, and Buyer specifically hereby waives the right to sue, and covenants not to sue, Seller or any of Seller’s principals, officers, partners or members for damages. Buyer acknowledges that Buyer’s agreements in this Section 12 are a material inducement for Seller to enter into this Agreement and without which Seller would not have entered into this Agreement.

Unless excused by the Bankruptcy Requirements, if the Buyer shall fail to make any payment or deposit when due or to comply with or perform any of the covenants, agreements, or obligations to be performed by Buyer under the terms and provisions of this Agreement, then Seller shall, as its sole and exclusive remedy, have the Deposit as full liquidated damages. In view of the difficulty of accurately estimating Seller’s actual damages in the event of a default hereunder by Buyer, and in recognition that it is impossible more precisely to estimate the damages to be suffered by Seller upon a default by Buyer, the parties have agreed that the Deposit shall be paid to Seller not as a penalty, but as full liquidated damages pursuant to applicable law; furthermore, such amount constitutes a good faith and reasonable estimate of the potential damages arising from a default by Buyer hereunder.

Nothing in this Section 12 shall limit a party’s indemnification obligations under this Agreement or Buyer’s restoration obligation in Section 21 of this Agreement. The provisions of this Section 12 shall survive Closing.

13. NOTICES.

All notices, demands, requests and other communications hereunder shall be in writing and shall be deemed to have been given if delivered personally, or delivered by overnight courier, or mailed by first class, registered or certified mail, return receipt requested, postage prepaid, or delivered by email (provided that a notice delivered by email shall promptly thereafter be delivered by one of the other methods permitted in this Section 13), as follows:

in the case of Seller:	Fred’s Stores of Tennessee, Inc. 2001 Bryan Street, Suite 1150 Dallas, TX 75201 Attn: Kenny Lipschutz Telephone: 914-980-9685 Email: klipschutz@fredsinc.com

with a copy to Seller’s attorneys:	Kasowitz Benson Torres LLP 1633 Broadway New York, New York 10019-6799 Attn: Adam L. Shiff and Robert M. Novick Email: ashiff@kasowitz.com rnovick@kasowitz.com

and:	Bradley Arant Boult Cummings LLP One Federal Place

PSA (Bulk Stores)

DocuSign Envelope ID: 190D9D78-EA02-4B8F-ADBC-6703FD7559F2

Case 19-11984-CSS     Doc 411-1     Filed 10/30/19     Page 14 of 36

1819 5th Ave North
Birmingham, AL 35203
Attn: Dawn Helms Sharff
Telephone: 205-521-8200
Email: dsharff@bradley.com

in the case of Buyer:	R.A. Wilson Enterprises, Inc.
128 Harmony Park Circle, Suite 201
Hot Springs, Arkansas 71913
Attn: Rick A. Wilson
Telephone: 501.276.2267
Email: rick@wilent.net

with a copy to Buyer’s attorney:	Larry Yancey
Telephone: 501.276.2267
Email: larryy@wilent.net

in the case of Escrow Agent:	First American Title Insurance Company
6 Concourse Parkway, NE Suite 2000
Atlanta, Georgia 30328
Attn: Angie Yarbrough
Telephone: (770) 390-6513
Email: ayarbrough@firstam.com

or at such other address as the party may specify from time to time by written notice to the other party. Any such notice, request, consent or other communication shall be deemed received at such time as it is actually delivered (if personally delivered) or sent by e-mail (if delivered by e-mail), on the first business day following an overnight delivery, or on the fifth business day after a mailing, as the case may be. Rejection or other refusal by the addressee to accept, or the inability of a party to deliver because of a changed address of which no notice was given, shall be deemed receipt of the notice sent. Any party hereto may change the address for receiving notices hereunder by notice sent in accordance with the terms of this Section 13. Notice may be given by counsel on behalf of either party.

14. SUCCESSORS AND ASSIGNS; ASSIGNMENT.

All terms of this Agreement shall be binding upon, and shall inure to the benefit of and be enforceable by the parties hereto and their respective legal successors and assigns. This Agreement may not be assigned by Buyer without the written consent of Seller.

15. GOVERNING LAW; CONSENT TO JURISDICTION.

PSA (Bulk Stores)

DocuSign Envelope ID: 190D9D78-EA02-4B8F-ADBC-6703FD7559F2

Case 19-11984-CSS     Doc 411-1     Filed 10/30/19     Page 15 of 36

This Agreement is intended to be performed in the States where the Property is located and shall be governed and construed in all respects in accordance with the laws of, applicable to, the States where the Property is located, except to the extent superseded by or inconsistent with U.S. Bankruptcy law applicable to the Seller’s Chapter 11 Cases In the event of any dispute arising out of or under this Agreement, including the Exhibits annexed hereto, that pertains to a specific portion of the Property, each party shall irrevocably submit to (a) the exclusive jurisdiction of the Bankruptcy Court, and (b) the appropriate court of the State where such portion of the Property is located, if and only if, following commencement of litigation, it is determined by the Bankruptcy Court that it cannot exercise jurisdiction.

16. CAPTIONS.

The captions of this Agreement are inserted for convenience or reference only and not to define, describe or limit the scope or the intent of this Agreement or any term hereof.

17. CHANGES AND MODIFICATIONS; CHANGES AND INCORPORATIONS OF PRIOR AGREEMENTS.

This Agreement may not be orally changed, modified or terminated; it supersedes any and all prior understandings and/or letter agreements; other matters of similar nature shall be deemed to be of no force or effect in the interpretation of this Agreement, it being intended that this Agreement represents the entire understanding of the parties. No waiver of any provision hereof shall be valid unless in writing and signed by a party against whom it is to be enforced. This Agreement may not be amended except by written instrument executed by Buyer and Seller or by the terms of the Sale Order.

18. WAIVER.

No failure of either party to exercise any power given hereunder to insist upon strict compliance with any obligations specified herein, and no custom or practice at variance with the terms hereof, shall constitute a waiver of any party’s right to demand strict compliance with the terms hereof; provided, however, that any party may, at its sole option, waive any requirement, covenant or condition herein established for the benefit of such party without affecting any of the other provisions of this Agreement.

19. FURTHER ASSURANCES.

Seller and Buyer each agree to execute and deliver to the other such further documents and instruments as may be reasonable and necessary in furtherance of, and to effectuate the intent of, the parties as expressed by the terms and conditions hereof.

20. ATTORNEYS’ FEES.

If either party commences an action against the other to enforce any of the terms hereof, or because of the breach by either party of any of the covenants, terms or conditions hereof, each party shall bear its own attorneys’ fees, costs, and expenses.

PSA (Bulk Stores)

DocuSign Envelope ID: 190D9D78-EA02-4B8F-ADBC-6703FD7559F2

Case 19-11984-CSS     Doc 411-1     Filed 10/30/19     Page 16 of 36

21. CONDITION OF PROPERTY.

(a) Buyer agrees to accept the transfer and conveyance of the Property by Seller without any warranty or representation concerning the quantity, quality, or condition or the Property or Seller’s interest therein, the availability of water, water pressure, sewer, sewer capacity, rock, poor soils, endangered species, specimen trees, utilities or necessary governmental authorizations, or any other matter not expressed in this contract for sale. Buyer is accepting the Property “AS IS” with all faults. Seller will not make any investigation of the condition of the Property. THERE ARE NO EXPRESS OR IMPLIED WARRANTIES GIVEN TO BUYER IN CONNECTION WITH THE SALE OF THE SUBJECT PROPERTY. SELLER DOES HEREBY DISCLAIM ANY AND ALL WARRANTIES OF MERCHANTABILITY AND FITNESS THAT MAY BE DUE FROM SELLER TO BUYER. BUYER HEREBY FOREVER DISCHARGES, DEFENDS, ACQUITS, RELEASES, WAIVES AND HOLDS SELLER HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, CAUSES OF ACTION OR LIABILITIES RELATING TO THE PROPERTY WHATSOEVER.

(b) The provisions of this Section 21 shall survive Closing.

22. EMINENT DOMAIN.

If, after the Effective Date and prior to Closing, Seller receives notice of the commencement or threatened commencement of eminent domain or other like proceedings against any store constituting a portion of the Property, Seller shall promptly give written notice thereof to Buyer. In the event of any eminent domain or other like proceedings, Buyer shall close the transaction contemplated hereby in accordance with its terms but subject to such proceedings, in which event the Purchase Price shall not be reduced but Seller shall assign to Buyer Seller’s rights in any condemnation award or proceeds attributable to the affected store.

23. TIME OF ESSENCE.

TIME IS OF THE ESSENCE IN THIS AGREEMENT.

24. SURVIVAL.

Except as otherwise provided herein, the terms and provisions of this Agreement shall not survive Closing or termination of this Agreement.

25. CONSTRUCTION.

Each party hereto acknowledges that all parties hereto participated in the drafting of this agreement and consulted with its own legal counsel in connection therewith. Accordingly, this Agreement shall not be construed more strictly against any one party.

PSA (Bulk Stores)

DocuSign Envelope ID: 190D9D78-EA02-4B8F-ADBC-6703FD7559F2

Case 19-11984-CSS     Doc 411-1     Filed 10/30/19     Page 17 of 36

26. ACCEPTANCE.

The offer by the first party to execute this Agreement to sell or buy the Property shall terminate unless this Agreement is accepted and executed by the other party within five (5) business days after the offer is made. Notwithstanding the preceding, all of the Seller’s obligations shall be conditioned by the Bankruptcy Requirements.

27. EXHIBITS.

The Exhibits referred to herein and attached to this Agreement are incorporated herein by full reference.

28. COUNTERPART EXECUTION.

This Agreement may be executed in separate counterparts, and copies delivered electronically, by PDF or facsimile shall be deemed originals. It shall be fully executed when each party whose signature is required has signed and delivered to the other at least one counterpart even though no one counterpart contains the signatures of all the parties. Once Buyer and Seller have each signed at least one counterpart of this Agreement, this Agreement shall constitute a valid and binding agreement between Buyer and Seller even though this Agreement has not yet been signed by Escrow Agent.

29. SEVERABILITY.

The invalidity or unenforceability of a particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.

30. BUSINESS DAY CONVENTION.

Should any time period provided in this Agreement expire on a Saturday, Sunday or legal holiday, such time period shall automatically be extended to the next date that is not a Saturday, Sunday or legal holiday.

31. ESCROW AGENT. The Deposit and any other money deposited in escrow hereunder (collectively, the “Escrowed Funds”) shall be held by Escrow Agent in escrow upon the following terms and conditions:

(a) It is agreed that the duties of Escrow Agent are purely ministerial in nature, and that Escrow Agent shall incur no liability whatever except for willful misconduct or gross negligence so long as Escrow Agent has acted in good faith. Seller and Buyer release Escrow Agent from any act done or omitted to be done by Escrow Agent in good faith in the performance of Escrow Agent’s duties hereunder.

(b) Escrow Agent shall be under no responsibility in respect to any of the monies deposited with it other than faithfully to follow the instructions herein contained. Escrow

PSA (Bulk Stores)

DocuSign Envelope ID: 190D9D78-EA02-4B8F-ADBC-6703FD7559F2

Case 19-11984-CSS     Doc 411-1     Filed 10/30/19     Page 18 of 36

Agent may consult with counsel and shall be fully protected in any actions taken in good faith, in accordance with the advice of counsel. Escrow Agent shall not be required to defend any legal proceedings which may be instituted regarding this escrow or any escrow instructions unless requested to do so by Seller and Buyer and indemnified to the satisfaction of Escrow Agent against the cost and expense of such defense. Escrow Agent shall not be required to institute legal proceedings of any kind. Escrow Agent shall have no responsibility for the genuineness or validity of any document or other item deposited with Escrow Agent, and shall be fully protected in acting in accordance with any written instructions given to Escrow Agent hereunder and believed by Escrow Agent to have been signed by the proper parties.

(c) Escrow Agent assumes no liability under this Agreement except that of a stakeholder. If there is any dispute as to whether Escrow Agent is obligated to deliver the escrow monies, or as to whom that sum is to be delivered, Escrow Agent shall not be obligated to make any delivery of the sum, but in such event may hold the sum until: (i) receipt by Escrow Agent of any authorization in writing signed by all the persons having an interest in such dispute, directing the disposition of the sum, or in the absence of such authorization until the determination of the rights of the parties in an appropriate proceeding or (ii) the Escrow Agent receives a certified copy of a final nonappealable judgment of a court of competent jurisdiction directing the release and delivery of the escrow monies in which event the Escrow Agent shall then release and deliver the escrow monies in accordance with said direction. Upon making delivery of the moneys in the manner provided for in this Agreement, Escrow Agent shall have no further liability in its capacity as Escrow Agent in this matter.

(d) Escrow Agent has executed this Agreement to confirm that Escrow Agent is holding (drafts are subject to collection) and will hold the Escrowed Funds in escrow pursuant to the provisions of this Agreement. All interest earned on the Escrowed Funds shall be for the benefit of Buyer unless and until such interest is delivered to Seller in accordance with the terms of this Agreement. Buyer and Seller agree to execute such documents as Escrow Agent may reasonably request in connection with Escrow Agent acting in such capacity and holding and investing the Deposit.

32. CONFIDENTIALITY.

Seller may publicly file a copy of this Agreement with the Bankruptcy Court, provide a copy of this Agreement to other parties in interest in the Chapter 11 Cases, and may publicly announce its terms. Any press releases, public statements or other public disclosures by Buyer of this transaction or the terms of this transaction shall be subject to the prior written consent of Seller and Seller’s approval of the content thereof, which provision shall survive Closing.

33. REPRESENTATIONS

A. Seller’s Representations and Warranties; Qualifications and Limitations. Subject to the qualifications and limitations set forth at the end of this Section, Seller represents and warrants to Buyer that as of the date of this Agreement (unless otherwise stated below):

PSA (Bulk Stores)

DocuSign Envelope ID: 190D9D78-EA02-4B8F-ADBC-6703FD7559F2

Case 19-11984-CSS     Doc 411-1     Filed 10/30/19     Page 19 of 36

(i) Subject to the applicable provisions of the Bankruptcy Code, Seller is a duly formed and validly existing corporation organized under the laws of Delaware and is in good standing.

(ii) Subject to the applicable provisions of the Bankruptcy Code and any other conditions of the Bankruptcy Requirements, Seller has the full legal right, power and authority to execute and deliver this Agreement and all documents now or hereafter to be executed by it pursuant hereto, to consummate the transaction contemplated in this Agreement, and to perform its obligations under this Agreement and such documents. The person signing this Agreement on behalf of Seller is authorized to do so.

Said warranties and representations shall survive Closing for three (3) months.

B. Buyer’s Representations and Warranties. Buyer represents and warrants to Seller that as of the date of this Agreement:

(i) Buyer is a duly formed and validly existing corporation organized under the laws of Arkansas and is in good standing.

(ii) Buyer has the full legal right, power and authority to execute and deliver this Agreement and all documents now or hereafter to be executed by Buyer pursuant to this Agreement (collectively, the “Buyer’s Documents”), to consummate the transaction contemplated hereby, and to perform its obligations hereunder and under Buyer’s Documents.

(iii) Neither the entering into of this Agreement nor the consummation of this sale will constitute a violation or breach by Buyer of any contract or other instrument to which it is a party, or to which it is subject, or by which any of its assets or properties may be affected, or a violation or breach of any judgment, order, writ, injunction or decree issued against or imposed upon Buyer, or to Buyer’s knowledge, will result in a violation of any applicable law, order, rule or regulation of any governmental authority.

(iv) Buyer is entering into this Agreement in “good faith” within the meaning of section 363(m) of the Bankruptcy Code, without collusion, at arm’s length, and is not an Insider as that term is defined in section 101 of the Bankruptcy Code.

34. EXCHANGE. Each party shall cooperate with the other and shall execute any and all documents necessary to allow such party (or its affiliates) to effectuate the conveyance of the Property as an exchange under Section 1031 of the Internal Revenue Code; provided, however, that at no time shall the cooperating party be required to take title to real estate other than the Property or incur any obligations other than those set forth elsewhere in this Agreement. The exchanging party shall pay all reasonable costs which may be incurred by the cooperating party in connection with such tax free exchange, and the exchanging party shall indemnify the cooperating party and hold it harmless from any loss, cost, damage, expense or liability incurred in connection therewith.

PSA (Bulk Stores)

DocuSign Envelope ID: 190D9D78-EA02-4B8F-ADBC-6703FD7559F2

Case 19-11984-CSS     Doc 411-1     Filed 10/30/19     Page 20 of 36

35. BANKRUPTCY APPROVAL. The parties acknowledge and agree that this Agreement is subject to the Bankruptcy Requirements and entry of a Sale Order.

36. STALKING HORSE BID CONTINGENCY.

(a) Auction. In accordance with the Bidding Procedures Order, Seller may sell the Property (a) at an auction (the “Auction”) as more specifically set forth in the Bidding Procedures Order and (b) pursuant to and in accordance with a Sale Order.

(b) Other Bids. Buyer acknowledges that, pursuant to the Bidding Procedures Order, Seller will solicit bids from one or more other prospective purchasers for the sale of some or all of the Property in accordance with the procedures set forth in the Bidding Procedures Order. The winning bidder at the Auction will be the successful bidder (“Successful Bidder”). The winning bidder shall be selected in the exercise of the Seller’s business judgment.

(c) Bid Process. If Buyer is the Successful Bidder at the Auction and the Bankruptcy Court approves the sale contemplated by this Agreement, the parties shall close in accordance with the terms of this Agreement. If Buyer is the Successful Bidder at the Auction but the Bankruptcy Court does not approve the sale contemplated by this Agreement through no fault of Buyer, Seller shall have the right to terminate this Agreement, in which event the Deposit shall be returned to Buyer, and this Agreement shall terminate, and the parties shall have no further obligations hereunder, except as to matters which expressly survive as set forth in this Agreement. If Buyer is not the Successful Bidder at the Auction, Seller may determine that the Buyer is the next highest or otherwise best bid, as determined in Seller’s sole discretion (“Back-Up Bidder”). In the event the Successful Bidder fails to close on the sale of the Property within the time parameters approved by the Bankruptcy Court (unless extended by agreement of the Seller in its sole discretion to the extent it is permitted to grant any such extension), Seller shall retain the Successful Bidder’s deposit and Seller will be released from its obligation to sell the Property to the Successful Bidder, and the Seller may then sell the Property to the Back-Up Bidder approved by the Bankruptcy Court at the hearing respecting the Sale Order. In such instance the Back-Up Bidder shall in accordance with its last bid at Auction, pay as the purchase price for the Property, the amount of the Back-Up Bid, (receiving credit for its deposit), and all closing costs payable by the purchaser, upon the close of escrow for the sale.

(d) Break-Up Fee. Subject to the approval of the Bankruptcy Court, in the event that this Agreement is terminated because Buyer is not the Successful Bidder or Back-Up Bidder or the Bankruptcy Court does not approve the sale, as described in Section 36(c), in consideration for Buyer having expended considerable time and expense in connection with this Agreement and the negotiation thereof, Seller shall pay Buyer, in accordance with the terms hereof and the Bidding Procedures Order, a break-up fee in an amount equal to $142,500.00 (the “Break-Up Fee”) plus the amount of actual, documented, out-of-pocket expenses incurred by Buyer in connection with the transactions contemplated hereby in an amount not to exceed $50,000.00 (together with the Break-Up Fee, the “Termination Cost”).

PSA (Bulk Stores)

DocuSign Envelope ID: 190D9D78-EA02-4B8F-ADBC-6703FD7559F2

Case 19-11984-CSS     Doc 411-1     Filed 10/30/19     Page 21 of 36

IN WITNESS WHEREOF, the duly authorized representatives of the parties have set their hands and seals hereto as of the day and year indicted next to their signatures.

BUYER:

R.A. WILSON ENTERPRISES, INC.

By:	/s/ Rick A. Wilson
Name	Rick A. Wilson
Title:	CEO
Date:	10/8/2019 | 4:20 PM CDT

[SIGNATURES CONTINUED ON NEXT PAGE]

PSA (Bulk Stores)

DocuSign Envelope ID: 190D9D78-EA02-4B8F-ADBC-6703FD7559F2

Case 19-11984-CSS     Doc 411-1     Filed 10/30/19     Page 22 of 36

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

SELLER:

FRED’S STORES OF TENNESSEE, INC.

By:	/s/ Joe Anto

Name:	Joe Anto
Title:	CEO

Date: 10/8/2019

[SIGNATURES CONTINUED ON NEXT PAGE]

PSA (Bulk Stores)

DocuSign Envelope ID: 190D9D78-EA02-4B8F-ADBC-6703FD7559F2

Case 19-11984-CSS     Doc 411-1     Filed 10/30/19     Page 23 of 36

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

Escrow Agent hereby agrees to comply with Sections 2 and 31of this Agreement.

ESCROW AGENT:

FIRST AMERICAN TITLE INSURANCE COMPANY

By:	/s/ Ashley Armstrong
Name:	Ashley Armstrong
Title:	Title Officer

Date:	October 9, 2019

PSA (Bulk Stores)

DocuSign Envelope ID: 190D9D78-EA02-4B8F-ADBC-6703FD7559F2

Case 19-11984-CSS     Doc 411-1     Filed 10/30/19     Page 24 of 36

Exhibit “A”

Property Information

Street Address	City	State	Zip
13210 N WINTZELL AVE	BAYOU LA BATRE	AL	36509
24 CAMDEN BYP	CAMDEN **	AL	36726
17916 HIGHWAY 280	DADEVILLE	AL	36853
2146 S OATES ST	DOTHAN	AL	36301
505 NORTH MAIN ST	OPP **	AL	36467
1302 HIGHWAY 64 E	AUGUSTA	AR	72006
611 HIGHWAY 65 S	DUMAS	AR	71639
6027 HIGHWAY 67	HASKELL **	AR	72015
110 N MAIN ST	MALVERN	AR	72104
103 DAWSON ST	MARKED TREE	AR	72365
601 N ST JOSEPH	MORRILTON	AR	72110
614 S MAIN ST	NASHVILLE	AR	71852
1705 MALCOLM AVE	NEWPORT	AR	72112
1324 W KEISER AVE	OSCEOLA	AR	72370
303 E MAIN ST	PIGGOTT	AR	72454
2809 S CAMDEN RD	PINE BLUFF	AR	71603
624 S ROCK ST	SHERIDAN	AR	72150
1110 E ANTIGO ST	STAMPS	AR	71860
606 E BROADWAY ST	WEST MEMPHIS	AR	72301
320 HIGHWAY 14 S	YELLVILLE	AR	72687
1718 S WAUKESHA ST	BONIFAY	FL	32425
726 N DOWNING	GLENNVILLE	GA	30427
204 E KELLY ST	SYLVESTER	GA	31791
603 E WASHINGTON ST	HAYTI	MO	63851
107 N MERIDIAN ST	ABERDEEN	MS	39730
441 N 4TH ST	BALDWYN	MS	38824
475 HIGHWAY 6 E	BATESVILLE	MS	38606
504 N 2ND ST	BOONEVILLE	MS	38829
229 N UNION ST	CANTON	MS	39046
300 S PEARL ST	CARTHAGE	MS	39051
456 HIGHWAY 24 E	CENTREVILLE	MS	39631
236 DESOTO AVE	CLARKSDALE	MS	38614
520 CENTRAL AVE	COLDWATER	MS	38618
1960 VETERANS MEMORIAL BLVD	EUPORA	MS	39744

PSA (Bulk Stores)

DocuSign Envelope ID: 190D9D78-EA02-4B8F-ADBC-6703FD7559F2

Case 19-11984-CSS     Doc 411-1     Filed 10/30/19     Page 25 of 36

237 WOODLAND DR	FOREST	MS	39074
813 W PARK AVE	GREENWOOD	MS	38930
148 W VAN DORN AVE	HOLLY SPRINGS	MS	38635
1618 DELAWARE AVE	MCCOMB	MS	39648
126 MAIN ST W	NEW ALBANY	MS	38652
7105 HIGHWAY 305 N	OLIVE BRANCH	MS	38654
109 DUNCAN ST	WATER VALLEY	MS	38965
515 E MAIN ST	WEST POINT	MS	39773
603 MIDDLETON RD	WINONA	MS	38967
1528 S LAFAYETTE ST	SHELBY	NC	28152
2404 WEST BLVD	CHESTERFIELD	SC	29709
518 E GREER ST	HONEA PATH	SC	29654
1755 DECHERD BLVD	DECHERD	TN	37324
2549 N CENTRAL AVE	HUMBOLDT	TN	38343
230 E GAY ST	LEBANON	TN	37087
16280 HWY 64	SOMERVILLE	TN	38068
2045 HWY 45 BYPASS	TRENTON	TN	38382
1405 S HOME ST	UNION CITY	TN	38261
801 TURKEY CREEK TRL	BRIDGEPORT	TX	76426
218 WATSON BLVD	DAINGERFIELD	TX	75638
618 N MAIN ST	JACKSBORO	TX	76458
1000 S MAIN ST	MC GREGOR	TX	76657

**	There is a lease agreement with respect to these properties.

PSA (Bulk Stores)

DocuSign Envelope ID: 190D9D78-EA02-4B8F-ADBC-6703FD7559F2

Case 19-11984-CSS     Doc 411-1     Filed 10/30/19     Page 26 of 36

Exhibit “B”

Wiring Instructions

(to be provided by Escrow Agent)

PSA (Bulk Stores)

DocuSign Envelope ID: 190D9D78-EA02-4B8F-ADBC-6703FD7559F2

Case 19-11984-CSS     Doc 411-1     Filed 10/30/19     Page 27 of 36

Exhibit “C”

Form of Special Warranty Deed

After Recording Return to:

SPECIAL WARRANTY DEED

THIS INDENTURE, made as of the                  day of                         , 2019, is by FRED’S STORES OF TENNESSEE, INC., a Delaware corporation (the “Grantor”), in favor of                                                                   (“Grantee”).

WITNESSETH, Grantor for and in consideration of the sum of TEN DOLLARS ($10.00) AND OTHER GOOD AND VALUABLE CONSIDERATION, cash in hand paid, the receipt of which is hereby acknowledged, has bargained, sold and does by these presents bargain, sell, remise, release, and forever quitclaim to Grantee all the right, title, interest, claim or demand which Grantor has or may have had in and to all that tract of land, if any, described on Exhibit A attached hereto and made a part hereof.

Together with all the rights, members and appurtenances to the said described premises in anywise appertaining or belonging.

TO HAVE AND TO HOLD the said described premises unto Grantee, so that neither Grantor nor any other person or persons claiming under Grantor shall at any time, claim or demand any right, title or interest to the aforesaid described premises or its appurtenances.

This Deed and the warranty of title contained herein are made expressly subject to the items set forth on Exhibit B attached hereto and made a part hereof.

Grantor will warrant and forever defend the right and title to the Property unto Grantee against the lawful claims of all persons claiming by, through, or under Grantor.

(The words “Grantor” and “Grantee” include all genders, plural and singular, and their respective heirs, successors and assigns where the context permits.)

PSA (Bulk Stores)

DocuSign Envelope ID: 190D9D78-EA02-4B8F-ADBC-6703FD7559F2

Case 19-11984-CSS     Doc 411-1     Filed 10/30/19     Page 28 of 36

IN WITNESS WHEREOF, Grantor has signed and sealed this Deed as of the day and year above written.

FRED’S STORES OF TENNESSEE, INC.,
a Delaware corporation

By:	(Seal)

Name:
Title:

[NOTE—APPROPRIATE FORM OF AUTHENTICATION

AND NOTARY ACKNOWLEDGEMENT TO BE INSERTED,

TOGETHER WITH ANY STATE PRESCRIBED REVISIONS]

PSA (Bulk Stores)

DocuSign Envelope ID: 190D9D78-EA02-4B8F-ADBC-6703FD7559F2

Case 19-11984-CSS     Doc 411-1     Filed 10/30/19     Page 29 of 36

Exhibit A to Exhibit “C”

Legal Description

PSA (Bulk Stores)

DocuSign Envelope ID: 190D9D78-EA02-4B8F-ADBC-6703FD7559F2

Case 19-11984-CSS     Doc 411-1     Filed 10/30/19     Page 30 of 36

Exhibit B to Exhibit “C”

Permitted Exceptions

1.	All taxes and assessments for the year 2019 and subsequent years, not yet due and payable.

2.	All easements, restrictions, reservations, encumbrances and other matters appearing of record.

3.	Zoning and building laws and other ordinances affecting the Property.

4.	All matters that would be disclosed by an accurate survey and inspection of the Property.

5.	Easements or other uses of the Property not visible from the surface, or easements or claims of easements, not shown by the public records.

6.	Rights or claims of parties in possession.

7.

Any claim to (a) ownership of or rights to minerals and similar substances, including but not limited to ores, metals, coal, lignite, oil, gas, uranium, limestone, clay, rock, sand, and gravel located in, on, or under the Property or produced from the Property, whether such ownership or rights arise by lease, grant, exception, conveyance, reservation, or otherwise, and (b) any rights, privileges, immunities, rights of way, and easements associated therewith or appurtenant thereto, whether or not the interests or rights in (a) or (b) appear in the public records.

8.	[Insert additional exceptions from Title Commitment]

PSA (Bulk Stores)

DocuSign Envelope ID: 190D9D78-EA02-4B8F-ADBC-6703FD7559F2

Case 19-11984-CSS     Doc 411-1     Filed 10/30/19     Page 31 of 36

Exhibit “D”

Form of Seller’s Affidavit

SELLER’S AFFIDAVIT

Personally appeared before me the undersigned deponent, _______________________, who, first being duly sworn, deposes and says on oath that he/she is the ______________________ of FRED’S STORES OF TENNESSEE, INC., a Delaware corporation (the “Grantor”), and in such capacity is authorized to make this affidavit, and does further depose and say under oath, to the best of his/her knowledge and belief but without independent investigation, the following:

THAT, subject to the Permitted Title Exceptions set forth on Exhibit “B” attached hereto, no liens, encumbrances, covenants or restrictions affecting that certain tract or parcel of land described on Exhibit “A” attached hereto and any improvements thereon (the “Property”) have been created by acts of the Grantor during any time that the Grantor has held fee simple title to the Property; and

THAT, any improvements or repairs made on the Property at the behest of the Grantor during the ninety-five (95) days immediately preceding this date have been fully paid for or will be paid for when due, and there are no outstanding bills incurred for labor or materials used in making improvements or repairs on the Property which were suffered or incurred by the Grantor, or for services of architects, engineers, or registered surveyors incurred by the Grantor in connection therewith; and

THAT, apart from brokers (if any) engaged by the Grantor for the sale of the Property, the fees or commissions of which brokers will be paid concurrently with the consummation of the transaction for which this Affidavit is given, no brokers have been engaged by the Grantor with regard to the sale of the Property; and

THAT, the deponent makes this affidavit for the purpose of inducing its purchaser to purchase the Property and to induce a title insurance company to issue its policy or policies of title insurance with respect to the Property.

PSA (Bulk Stores)

DocuSign Envelope ID: 190D9D78-EA02-4B8F-ADBC-6703FD7559F2

Case 19-11984-CSS     Doc 411-1     Filed 10/30/19     Page 32 of 36

Sworn to and subscribed
before me this day of	(Seal)
, 20 .	, not individually
but solely as the of
Fred’s Stores of Tennessee, Inc.
Notary Public

(NOTARY SEAL)

My Commission Expires:

PSA (Bulk Stores)

DocuSign Envelope ID: 190D9D78-EA02-4B8F-ADBC-6703FD7559F2

Case 19-11984-CSS     Doc 411-1     Filed 10/30/19     Page 33 of 36

Exhibit “A” to Exhibit “D”

Legal Description of the Property

PSA (Bulk Stores)

DocuSign Envelope ID: 190D9D78-EA02-4B8F-ADBC-6703FD7559F2

Case 19-11984-CSS     Doc 411-1     Filed 10/30/19     Page 34 of 36

Exhibit “B” to Exhibit “D”

(Permitted Title Exceptions)

1.	All taxes and assessments for the year 2019 and subsequent years, not yet due and payable.

2.	All easements, restrictions, reservations, encumbrances and other matters appearing of record.

3.	Zoning and building laws and other ordinances affecting the Property.

4.	All matters that would be disclosed by an accurate survey and inspection of the Property.

5.	Easements or other uses of the Property not visible from the surface, or easements or claims of easements, not shown by the public records.

6.	Rights or claims of parties in possession.

7.

Any claim to (a) ownership of or rights to minerals and similar substances, including but not limited to ores, metals, coal, lignite, oil, gas, uranium, limestone, clay, rock, sand, and gravel located in, on, or under the Property or produced from the Property, whether such ownership or rights arise by lease, grant, exception, conveyance, reservation, or otherwise, and (b) any rights, privileges, immunities, rights of way, and easements associated therewith or appurtenant thereto, whether or not the interests or rights in (a) or (b) appear in the public records.

8.	[Insert additional exceptions from Title Commitment]

PSA (Bulk Stores)

DocuSign Envelope ID: 190D9D78-EA02-4B8F-ADBC-6703FD7559F2

Case 19-11984-CSS     Doc 411-1     Filed 10/30/19     Page 51 of 36

Exhibit “E”

Form of Assignment of Lease

ASSIGNMENT OF LEASE

THIS ASSIGNMENT AND ASSUMPTION OF LEASE (“Assignment”) is made this              day of                 , 2019 (the “Effective Date”), by and between FRED’S STORES OF TENNESSEE,    INC.    (“Assignor”),    and                              ,    a                              (“Assignee”), with respect to the following matters:

RECITALS

Assignor and Assignee entered into that certain Purchase and Sale Agreement dated as of                         , 2019 (“Agreement”), respecting the sale of the Property (as defined in the Agreement). Unless otherwise indicated herein, all capitalized terms in this Assignment shall have the meaning ascribed to them in the Agreement.

Pursuant to the Agreement, Assignor has agreed to assign to Assignee and Assignee has agreed to accept and assume, all of the interest of the “landlord” in and to that certain lease agreement described on Exhibit A (the “Lease”).

AGREEMENT

NOW, THEREFORE, for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

Assignor hereby assigns, sells, transfers, sets over and delivers unto Assignee as of the Effective Date all of Assignor’s right, title and interest in and to the Lease.

Assignee hereby assumes the performance of all of the terms, covenants and conditions imposed upon Assignor as landlord under the Lease, but only to the extent first accruing and arising on or after the Effective Date.

Assignor hereby agrees to indemnify and hold harmless Assignee, Assignee’s agents and Assignee’s and their successors and assigns from and against any and all claims, losses, liabilities and expenses, including reasonable attorneys’ fees, suffered or incurred by Assignee by reason of any breach by Assignor prior to the Effective Date of any Assignor’s obligations under the Lease.

Assignee hereby agrees to indemnify and hold harmless Assignor, Assignor’s agents and Assignor’s and their successors and assigns from and against any and all claims, losses, liabilities and expenses, including reasonable attorneys’ fees, suffered or incurred by Assignor by reason of any breach by Assignee from and after the Effective Date of any of Assignee’s obligations under the Lease.

PSA (Bulk Stores)

DocuSign Envelope ID: 190D9D78-EA02-4B8F-ADBC-6703FD7559F2

Case 19-11984-CSS     Doc 411-1     Filed 10/30/19     Page 36 of 36

In the event of the bringing of any action or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants, conditions, agreements or provisions on the part of the other party arising out of this Assignment, then in that event the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including actual attorneys’ fees and costs.

This Assignment may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument.

This Assignment shall be binding upon and inure to the benefit of the successors, assignees, personal representatives, heirs and legatees of all the respective parties hereto.

This Assignment shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of Tennessee.

IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment as of the day and year first above written.

ASSIGNOR:		ASSIGNEE:

FRED’S STORES OF TENNESSEE, INC.		___________________________________,
a ______________________________

By:	_________________________________	By:	_________________________________

Name:	______________________________	Name:	______________________________

Title:	________________________________	Title:	________________________________

Date:	_______________________________________	Date:	_______________________________________

PSA (Bulk Stores)